FORM 8-K/A
                        (Amendment No. 1)


               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
              Event Reported):  September 29, 1994




                       GIBSON GREETINGS, INC.
     (Exact name of registrant as specified in its charter)

  Delaware                 2-82990               52-1242761
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



            2100 Section Road, Cincinnati, Ohio  45237
            (Address of principal executive offices)




Registrant's telephone number, including area code:(513)841-6600

   INFORMATION TO BE INCLUDED IN AMENDMENT NO. 1 TO THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Exhibit 16 - Letter regarding change in certifying accountant

                                                       Exhibit 16

                       Arthur Andersen LLP
                        425 Walnut Street
                  Cincinnati, Ohio  45202-3912








October 10, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 included in the Form 8-K dated September 29, 1994 of Gibson Greetings, Inc. filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein in paragraphs 1, 2 and 3, and the substance of paragraph 4. Paragraph 4 does not disclose that the Cleo inventory overstatement resulted from a deliberate attempt by one or more Cleo personnel to overstate income before income taxes and included misrepresentations to us by certain Cleo personnel.

Very truly yours,

ARTHUR ANDERSEN LLP



/s/ Arthur Andersen LLP